UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2021

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	COG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2021, Cabot Oil & Gas Corporation (“Cabot” or the “Company”) entered into the First Amendment to Second Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), which amends that certain Second Amended and Restated Credit Agreement, dated as of April 22, 2019, among Cabot, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and the lenders party thereto (as amended by the Credit Agreement Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

The Credit Agreement Amendment, among other things, (1) removes the requirement that certain of Cabot’s Restricted Subsidiaries become Guarantors under the Credit Agreement; (2) amends the debt covenant to provide permitted exceptions for (A) Debt of Restricted Subsidiaries that are Guarantors, subject to certain conditions, and (B) Debt of a Restricted Subsidiary existing at the time such Restricted Subsidiary was acquired; (3) amends the debt covenant to replace the existing permitted exception for Debt of Restricted Subsidiaries in an aggregate principal amount not to exceed three percent of the then-effective Borrowing Base with a new permitted exception for Debt of Restricted Subsidiaries in an aggregate principal amount not to exceed fifteen percent of Consolidated Net Tangible Assets; (4) adds certain customary LIBOR replacement provisions and EU bail-in provisions; (5) permits entrance into Swap Agreements by Restricted Subsidiaries; and (6) makes certain other changes to permit the previously announced combination between Cabot and Cimarex Energy Co., a Delaware corporation (“Cimarex”), pursuant to which Double C Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Cabot, will merge with and into Cimarex, with Cimarex continuing as the surviving corporation and as a direct, wholly owned subsidiary of Cabot (the “Merger”). The effectiveness of the Credit Agreement Amendment is conditioned upon, among other things, the consummation of the Merger.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2021, the board of directors of Cabot (the “Board”) amended and restated Cabot’s bylaws (as so amended and restated, the “Bylaws”), effective immediately. The Bylaws: (1) clarify the voting standard required to take stockholder action in all matters other than the election of directors; (2) contemplate the holding of a meeting of stockholders solely by means of remote communication; (3) revise the provisions governing the adjournment and postponement of meetings of stockholders; (4) add provisions governing the appointment of a chairman of a meeting of stockholders; (5) add provisions governing the regulation of the conduct of meetings of stockholders; (6) reduce the maximum number of directors that can constitute the full Board from 20 to 15; (7) provide that each of the chairman of the Board and the chief executive officer of Cabot will be ex officio members of the executive committee of the Board; and (8) make certain other updates, clarifications and conforming changes.

The foregoing description of the Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 5.03.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of the Company and Cimarex and that also constitutes a prospectus of the Company. Each of the Company and Cimarex may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that the Company or Cimarex may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company and Cimarex. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CIMAREX AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Cimarex and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company may be obtained free of charge on the Company’s website at www.cabotog.com/investor-relations or by contacting Matt Kerin by email at matt.kerin@cabotog.com or by phone at 281-589-4642. Copies of the documents filed with the SEC by Cimarex may be obtained free of charge on Cimarex’s website at www.cimarex.com/investor-relations.

Participants in the Solicitation

The Company, Cimarex and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2021, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Information about the directors and executive officers of Cimarex, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cimarex’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and Cimarex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 23, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Cimarex using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “outlook,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect the Company’s and Cimarex’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving the Company and Cimarex, including future financial and operating results; the Company’s and Cimarex’s plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the transaction; the expected timing and amount of any future dividend; and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, the achievement of synergies, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this communication will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite the Company and Cimarex stockholder approvals; the risk that the Company or Cimarex may be unable to obtain governmental and regulatory approvals required for the merger; the risk that an event, change or other circumstances could give rise to the termination of the proposed merger; the risk that a condition to closing of the merger may not be satisfied on a timely basis or at all; the length of time necessary to close the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of the Company’s Common Stock or Cimarex’s Common Stock; the risk of litigation related to the proposed transaction; the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including the risk of new restrictions with respect to well spacing, hydraulic fracturing, natural gas flaring or other oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the volatility in commodity prices for crude oil and natural gas; the continuing effects of the COVID-19 pandemic and the impact thereof on the Company’s and Cimarex’s businesses, financial condition and results of operations; actions by, or disputes among or between, the Organization of Petroleum Exporting Countries and other producer countries; the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks; drilling and operating risks; exploration and development risks; competition; the ability of management to execute its plans to meet its goals; and other risks inherent in the Company’s and Cimarex’s businesses. In addition, the declaration and payment of any future dividends, whether regular base quarterly dividends, variable dividends or special dividends following completion of the proposed transaction, will depend on the combined business’ financial results, cash requirements, future prospects and other factors deemed relevant by the board of directors of the Company (as then constituted). These risks, as well as other risks related to the proposed transaction, will be described in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to: (1) the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on the Company’s website at www.cabotog.com and on the SEC’s website at http://www.sec.gov; and (2) Cimarex’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on its website at www.cimarex.com and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither the Company nor Cimarex undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Cabot Oil & Gas Corporation
10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of June 17, 2021, by and among Cabot Oil & Gas Corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABOT OIL & GAS CORPORATION

	By:	/s/ Deidre L. Shearer
Deidre L. Shearer
Vice President, Administration and Corporate Secretary

Date: June 17, 2021